UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 15, 2005
TASER International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)
(480) 991-0791
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
(a) On September 15, 2005, Taser International, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm. The decision to dismiss D&T was approved by the Audit Committee of the Board of Directors of the Company.
The reports of D&T on the financial statements of the Company for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, but did include an explanatory paragraph for the effects of a restatement of the financial statements for the year ended December 31, 2004.
During the years ended December 31, 2004 and 2003 and through September 15, 2005, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference thereto in its reports on the financial statements of the Company for such years.
During the years ended December 31, 2004 and 2003 and through September 15, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as described below.
As previously reported in the Company's Form 10-KSB/A filed on May 23, 2005, the Company concluded that errors that led to the restatement of its financial statements for the year ended December 31, 2004 resulted from an inadequate control over the accounting for its stock option programs. The Company's independent registered public accounting firm communicated to us that, under standards established by the Public Company Accounting Oversight Board, this control deficiency constituted a “material weakness” in our internal control over financial reporting.
The Company has furnished a copy of the above disclosures to D&T and has requested that D&T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.
(b) On September 15, 2005, the Company engaged Grant Thornton LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2005 and to review the financial statements to be included in the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2005.
Prior to the engagement of Grant Thornton LLP, neither the Company nor anyone on behalf of the Company consulted with Grant Thornton LLP during the Company’s two most recent fiscal years and through September 15, 2005, in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (B) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(C)	EXHIBITS.
16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated September 15, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2005	TASER International, Inc.

	By:	/s/ DANIEL BEHRENDT

Daniel Behrendt Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
16.1	Letter from Deloitte & Touche to the Securities and Exchange Commission dated September 15, 2005.